TT INTERNATIONAL INVESTMENT MANAGEMENT


TT EUROPE MUTUAL FUND


SEMI-ANNUAL REPORT JUNE 30, 2002


[TT INTERNATIONAL LOGO]

TABLE OF CONTENTS

      To Our Shareholders                                                     1
      Manager's Discussion and Analysis                                     2-3

      TT EUROPE MUTUAL FUND

      Statement of Assets and Liabilities                                     4
      Statement of Operations                                                 5
      Statement of Changes in Net Assets                                      6
      Financial Highlights                                                    7
      Notes to Financial Statements                                         8-9

      TT EUROPE PORTFOLIO

      Schedule of Investments                                             10-11
      Statement of Assets and Liabilities                                    12
      Statement of Operations                                                13
      Statement of Changes in Net Assets                                     14
      Notes to the Financial Statements                                   15-18

TO OUR SHAREHOLDERS


Dear Fellow Shareholder,

I am delighted to present to you the semi-annual report of the TT Europe Mutual Fund for the six months ended June 30, 2002.

As at June 30, 2002, the net assets of the TT Europe Mutual Fund totalled US$80,486. Net performance of the TT Europe Mutual Fund for the first half of 2002 was -5.35% compared to -4.33% for the Morgan Stanley Capital International Europe Index.

Extremely volatile equity markets have made for a challenging first half of the year, but despite a disappointing total return the Fund achieved a respectable performance in the face of steep market falls. This is discussed in detail in the Manager's Discussion and Analysis section of this report. Since its inception in February 2001, the Fund has outperformed the benchmark Index by almost 4%.

Although we have seen economic recovery, recent reports highlight how modest and fragile the upturn is compared to previous cycles. While equities in the U.S. remain expensive, those in Europe are better supported by market valuations with some sectors now with multiples not seen for many years. However, the immediate outlook for equity markets generally is very uncertain and we expect them to remain volatile.

Your confidence and support are much appreciated.

Sincerely,

/s/ David Burnett

DAVID BURNETT
President

TT Europe Mutual Fund

MANAGER'S DISCUSSION AND ANALYSIS

JANUARY 1 THROUGH JUNE 30, 2002

     MARKET BACKGROUND

     - Modest returns for the first quarter of 2002 masked an eventful few months. Markets fared poorly in January as fallout from the Enron saga deepened, bankruptcies mounted and pessimism surrounding the telecoms sector reached extreme levels. In March, however, stockmarkets rallied sharply as strong headline macro data appeared to indicate that a strong cyclical recovery was underway.

     - Expectations that robust consumer spending would sustain the American economy, which had helped markets recover in Q1, began to evaporate towards the end of the second quarter. In addition, generally weaker macro and corporate data and fresh accounting revelations caused markets to flirt with their post-September 11th lows.

     - Having performed relatively well until June, European stockmarkets finally succumbed to heavy selling. As elsewhere, worsening news on the economy, accounting concerns and uncertainty over monetary policy were to blame.

     INVESTMENT PERFORMANCE     TT EUROPE MUTUAL FUND      MSCI EUROPE INDEX
     ----------------------     ---------------------      -----------------
          Q2 2002                               (5.7%)                 (4.3%)
          Q1 2002                                0.4%                  (0.1%)
          Since inception                      (19.4%)                (23.2%)

     - In the first quarter of 2002 we continued to outperform the benchmark, adding value mainly through stock selection and our thematic bets on the media industry and airlines.

     - During the second quarter we gave back just over a percent compared to the index. Despite positioning the fund fairly defensively (in oils, pharmaceuticals and domestic-earning retail banks) we suffered from a couple of stock-specific issues which hurt performance. Novo-Nordisk, the Danish drugmaker specialising in insulin products, issued a profit warning in April and Vivendi Universal, the French media group, was hit in June on concerns over its financial situation.

     - Strong stock selection in the utilities and energy sectors helped mitigate these losses as did being underweight in technology and telecoms.

     - Since inception in February 2001 we have outperformed the MSCI Europe index in U.S. dollars by approximately 4%.

FUTURE OUTLOOK

     - Although we have seen the U.S. economy recover, the recent GDP report highlights how modest the upturn is compared to previous cycles. With most of the fiscal stimulus and inventory kick having already occurred we only got just over 2% nominal growth in Q2.

     - Meanwhile equities in the U.S., even after the steep falls seen in recent weeks, remain expensive. The risk now is that weak financial markets may begin to undermine the recovery in the real sector and there is some evidence that this is already starting to happen.

     - Perhaps most importantly, U.S. consumer confidence appears to have cracked and if spending were to follow we think the second leg of a double dip recession would become increasingly likely. Given this scenario, the explosion in U.S. credit card defaults is indeed a worrying development.

     - Except for exports, the recovery in Europe remains elusive and elections in France and Germany highlight the lack of political will for structural reform. Growth is likely to be very modest despite the steadily improving leading indicators seen for most of this year. In addition, euro strength, or rather dollar weakness, represents a significant monetary tightening and European Central Bank rate cuts later in the year are now conceivable.

     - However, equities in Europe are better supported by market valuations with some sectors now with multiples not seen for many years. We think stockmarkets may have found a temporary floor in the last week of July but are probably in for a volatile period of consolidation.

STATEMENT OF ASSETS AND LIABILITIES

SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                                                              US$
-------------------------------------------------------------------------------------------------
ASSETS:
Investment in TT Europe Portfolio ("Portfolio"), at value                                  62,757
Receivable from Advisor                                                                    26,926
-------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                               89,683
-------------------------------------------------------------------------------------------------
LIABILITIES:
Accrued expenses and other liabilities                                                      9,197
-------------------------------------------------------------------------------------------------
Total liabilities                                                                           9,197
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                                 80,486
-------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                                                                           100,906
Undistributed net investment income                                                           724
Accumulated net realized loss on investments                                              (21,109)
Net unrealized depreciation                                                                   (35)
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                                 80,486
-------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding (unlimited shares authorized; no par value)      10,108
-------------------------------------------------------------------------------------------------
Net asset value per share (offering and redemption price)                                    7.96
-------------------------------------------------------------------------------------------------

                     SEE NOTES TO THE FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                                                    US$
---------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest*                                                                           176
Dividends*^                                                                       1,123
Expenses*                                                                          (631)
---------------------------------------------------------------------------------------
Total income                                                                        668
---------------------------------------------------------------------------------------
EXPENSES:
Legal services                                                                   19,671
Administration fees                                                              14,689
Transfer agent fees                                                              13,099
Trustees' fees and expenses                                                       9,268
Blue sky expense                                                                  8,489
Custodian fees                                                                    8,109
Audit services                                                                    3,556
Printing and postage expense                                                        596
Investment advisory fees                                                            203
---------------------------------------------------------------------------------------
Total expenses                                                                   77,680
Less expense waiver and/or reimbursement                                        (77,680)
---------------------------------------------------------------------------------------
Net expenses                                                                          -
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                               668
---------------------------------------------------------------------------------------
REALIZED/UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain/loss on:
Investments*                                                                     (3,528)
Foreign currency transactions and forward foreign currency exchange contracts*      158
---------------------------------------------------------------------------------------
                                                                                 (3,370)
---------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) on:
Investments*                                                                     (2,109)
Foreign currency transactions and forward foreign currency exchange contracts*      297
---------------------------------------------------------------------------------------
                                                                                 (1,812)
---------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                          (5,182)
---------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                             (4,514)
---------------------------------------------------------------------------------------
^ Net of foreign taxes withheld                                                     158
---------------------------------------------------------------------------------------

* Allocated from TT Europe Portfolio


                     SEE NOTES TO THE FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 PERIOD FROM
                                                          SIX MONTHS       FEBRUARY 12, 2001
                                                               ENDED        (COMMENCEMENT OF
                                                       JUNE 30, 2002     OPERATIONS) THROUGH
                                                         (UNAUDITED)       DECEMBER 31, 2001
                                                                 US$                     US$
--------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                            668                   1,384
Net realized loss on investments                              (3,370)                (18,001)
Net change in net unrealized appreciation (depreciation)      (1,812)                  1,777
--------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations          (4,514)                (14,840)
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Net Investment Income                                              -                  (1,066)
--------------------------------------------------------------------------------------------
Total dividends                                                    -                  (1,066)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
Net proceeds from shares sold                                      -                 100,000
Shares issued on reinvestment of dividends                         -                     906
--------------------------------------------------------------------------------------------
Net increase in net assets                                         -                 100,906
--------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       (4,514)                 85,000
--------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                           85,000                       -
--------------------------------------------------------------------------------------------
End of period*                                                80,486                  85,000
--------------------------------------------------------------------------------------------
*Including undistributed net investment income of                724                      56
--------------------------------------------------------------------------------------------
CHANGES IN SHARES OUTSTANDING:
Beginning shares outstanding                                  10,108                       -
Shares sold                                                        -                  10,000
Shares issued on reinvestment of dividends                         -                     108
Shares redeemed                                                    -                       -
--------------------------------------------------------------------------------------------
                                                              10,108                  10,108
--------------------------------------------------------------------------------------------


                   SEE NOTES TO THE FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                         SIX MONTHS ENDED PERIOD FROM FEBRUARY 12, 2001
                                                             JUNE 30,2002   (COMMENCEMENT OF OPERATIONS)
                                                               (UNAUDITED)    THROUGH DECEMBER 31, 2001
                                                                      US$                           US$
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                            $   8.41                      $  10.00
-------------------------------------------------------------------------------------------------------
Net investment income(1)                                             0.07                          0.14
Net realized and unrealized depreciation                            (0.52)                        (1.62)
-------------------------------------------------------------------------------------------------------
Total from investment operations                                    (0.45)                        (1.48)
-------------------------------------------------------------------------------------------------------v
Dividends from net investment income                                 -                            (0.11)
-------------------------------------------------------------------------------------------------------
Total distributions                                                  -                            (0.11)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                  $   7.96                      $   8.41
-------------------------------------------------------------------------------------------------------
Total Return+                                                       (5.35)%^                     (14.83)%^


RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $     80                      $     85
Gross Expenses (to average daily net assets)                       381.37 %*                     425.48 %*
Net Expenses (to average daily net assets)                           1.55 %*                       1.54 %*
Net Investment Income (to average daily net assets)                  1.64 %*                       1.81 %*


For the period February 12, 2001 (commencement of operations) through December
31, 2011, the adviser contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses, would not exceed, on a per annum basis, 1.55% of the Fund's average daily net assets.


If this action had not been taken, the investment loss per share and ratios would have been:

Net investment loss (to average daily net assets)                 (378.18)%*                    (422.12)%*
Net investment loss per share                                    $ (15.23)                     $ (32.20)


(1) Computed using average shares outstanding for the period.
+   Total return would have been lower in the absence of waivers.
^   Not annualized.
*   Annualized.


                      SEE NOTES TO THE FINANCIAL STATEMENTS

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)


     A.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          TT Europe Mutual Fund (the "Fund") is a series of TT International U.S.A. Feeder Trust (the "Feeder Trust"). The Feeder Trust is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Feeder Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of May 26, 2000. The Fund commenced operations on February 12, 2001. The Fund's initial investment of $100,000 was made on February 6, 2001.

          The Fund seeks to achieve its investment objective by investing all its assets in TT Europe Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). TT International Investment Management ("TTI") is the Portfolio's investment manager.

          The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

          The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          1.   SECURITY VALUATION

               The Fund invests all of its assets in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (100.0% at June 30, 2002). The method by which the Portfolio values its securities is discussed in Note 1 of the Portfolio's Notes to the financial statements, which are included elsewhere in this report.

          2.   SECURITIES TRANSACTIONS AND INCOME RECOGNITION

               The Fund records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Portfolio.

          3.   FEDERAL INCOME TAXES

               The Fund intends to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the U.S. Internal Revenue Code of 1986, as amended, and to distribute annually all of its income and any gains (taking into account capital loss carryforwards) sufficient to relieve it from federal income and excise taxes. Accordingly, no provision for federal taxes was required at June 30, 2002.

          4.   DISTRIBUTIONS TO SHAREHOLDERS

               Distributions to shareholders from net investment income are declared and distributed annually. The Fund's distributions from short-term and long-term capital gains, if any, after reduction of capital losses, will be declared and distributed annually, generally in December. Dividends and other distributions, if any, will automatically be paid in additional shares of the Fund unless the shareholder elects otherwise. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares.

               Due to the timing of distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund.

               Income and capital gain distributions are determined in accordance with U.S. income tax regulations which may differ from generally accepted accounting principles. These temporary and permanent differences are primarily due to losses on wash sale transactions, post - October loss deferrals, foreign currency gains and losses, passive foreign investment company transactions, and foreign taxes.

          5.   EXPENSES

               For its services under the Management Agreement with respect to the Fund, TTI is entitled to receive fees which are computed daily and paid monthly, at an annual rate equal to the lesser of
               (i) 1.00% of the Fund's average daily net assets for the Fund's then- current fiscal year or (ii) the difference between 1.00% of the Fund's average daily net assets and the aggregate investment management fees allocated to the Fund for the Fund's then-current fiscal year from the Portfolio.

               For its services under the Management Agreement with respect to the Portfolio, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets.

               In addition to amounts payable under a Management Agreement between the Feeder Trust and TTI, the Fund is responsible for its own expenses including, among other things, the costs of securities transactions, the compensation of the Board of Trustees (the "Trustees") that are not affiliated with TTI or the Fund's Distributor (as defined below), government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums.

          6.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

               TTI has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.55% of its average daily net assets. Absent an earlier modification approved by the Trustees, this limitation will be in effect until December 31, 2011.

               Quasar Distributors, LLC (the "Distributor") serves as the Fund's distributor. The Fund does not pay the Distributor a fee for distribution services or for services provided to shareholders.

          7.   SUBSEQUENT EVENTS

               At a special meeting held on June 6, 2002, the Trustees of the Feeder Trust approved:

               1. The establishment of Institutional Class, Class 1, Class 2 and Class 3 as classes of shares of the Fund and the re-designation of the currently outstanding shares of the Fund as Institutional Class shares, effective on or about August 27, 2002 (Class 1, Class 2 and Class 3 shares may be subject to distribution and/or shareholder servicing fees under Service Plans also approved by the Trustees for each such class); and

               2. An Amended and Restated Management Agreement (the "Amended and Restated Management Agreement") between the Feeder Trust, on behalf of the Fund, and TTI, reflecting an increase in the fee TTI is entitled to receive for its services to the lesser of (i) 1.50% of the Fund's average daily net assets or (ii) the difference between 1.50% of the Fund's average daily net assets and the aggregate investment management fees allocated to the Fund for the Fund's then-current fiscal year from the Portfolio.

               The Amended and Restated Management Agreement was approved by the Fund's sole shareholder at a shareholder meeting held on July 4, 2002, and the increased fee under the Amended and Restated Management Agreement went into effect on July 9, 2002.

TT EUROPE PORTFOLIO

SCHEDULE OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                         VALUE (NOTE 1)
COMMON STOCKS - 116.85%          SHARES             US$
-------------------------------------------------------
DENMARK - 2.25% ELECTRONIC
EQUIPMENT & INSTRUMENTS - 2.25%
Vestas Wind Systems A/S              52           1,409
-------------------------------------------------------
TOTAL DENMARK                                     1,409
-------------------------------------------------------
FINLAND - 3.01%
DIVERSIFIED TELECOMMUNICATIONS - 3.01%
Nokia Oyj                           129           1,886
-------------------------------------------------------
TOTAL FINLAND                                     1,886
-------------------------------------------------------
FRANCE - 21.77%
AUTOMOBILES - 3.63%
PSA Peugeot Citroen                  44           2,281
-------------------------------------------------------
BANKS - 2.29%
BNP Paribas SA                       26           1,437
-------------------------------------------------------
BUILDING MATERIALS - 2.86%
Lafarge SA                           18           1,794
-------------------------------------------------------
BUILDING PRODUCTS - 2.57%
Compagnie de Saint Gobain            36           1,614
-------------------------------------------------------
MEDIA - 1.58%
Vivendi Universal SA                 46             993
-------------------------------------------------------
OIL & GAS - 3.88%
TotalFinaElf SA                      15           2,433
-------------------------------------------------------
PHARMACEUTICALS - 4.96%
Aventis SA                           44           3,115
-------------------------------------------------------
TOTAL FRANCE                                     13,667
-------------------------------------------------------
GERMANY - 3.51%
AIRLINES - 2.26%
Deutsche Lufthansa - Registered #   100           1,421
-------------------------------------------------------
SOFTWARE - 1.25%
SAP AG                                8             783
-------------------------------------------------------
TOTAL GERMANY                                     2,204
-------------------------------------------------------
ITALY - 11.50%
BANKS - 3.35%
IntesaBCI Spa                       690           2,104
-------------------------------------------------------
OIL & GAS - 8.15%
ENI Spa                             217           3,447
Italgas Spa                         150           1,665
-------------------------------------------------------
                                                  5,112
-------------------------------------------------------
TOTAL ITALY                                       7,216
-------------------------------------------------------
NETHERLANDS - 6.78%
DIVERSIFIED FINANCIALS - 2.53%
ING Groep NV                         62           1,590
-------------------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 1.89%
Royal KPN NV #                      253           1,183
-------------------------------------------------------
HOUSEHOLD DURABLES - 2.36%
Royal Philips Electronics NV         53           1,478
-------------------------------------------------------
TOTAL NETHERLANDS                                 4,251
-------------------------------------------------------
NORWAY - 3.03%
CHEMICALS - 3.03%
Norsk Hydro ASA                      40           1,904
-------------------------------------------------------
TOTAL NORWAY                                      1,904
-------------------------------------------------------
SPAIN - 4.66%
AIRLINES - 1.74%
Iberia Lineas Aereas de Espana SA   624           1,090
-------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 2.92%
Altadis SA                           89           1,835
-------------------------------------------------------
TOTAL SPAIN                                       2,925
-------------------------------------------------------
SWEDEN - 3.07%
BANKS - 3.07%
Nordea AB                           355           1,929
-------------------------------------------------------
TOTAL SWEDEN                                      1,929
-------------------------------------------------------

                                         VALUE (NOTE 1)
COMMON STOCKS (continued)        SHARES             US$
-------------------------------------------------------
SWITZERLAND - 5.12%
BANKS - 5.12%
UBS AG - Registered #                64           3,214
-------------------------------------------------------
TOTAL SWITZERLAND                                 3,214
-------------------------------------------------------
UNITED KINGDOM - 52.15%
AIRLINES - 1.22%
British Airways PLC #               269             764
-------------------------------------------------------
BANKS - 7.30%
HBOS PLC                            155           1,679
Lloyds TSB Group PLC                160           1,594
Royal Bank of Scotland Group PLC     46           1,305
-------------------------------------------------------
                                                  4,578
-------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 7.12%
Diageo PLC                          128           1,663
Gallaher Group PLC                  180           1,688
South African Breweries PLC         143           1,120
-------------------------------------------------------
                                                  4,471
-------------------------------------------------------
CONSTRUCTION & ENGINEERING - 3.07%
BAA PLC                             211           1,928
-------------------------------------------------------
DIVERSIFIED FINANCIALS - 3.42%
Amvescap PLC                        124           1,011
Schroders PLC                       127           1,134
-------------------------------------------------------
                                                  2,145
-------------------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 3.02%
Vodafone Group PLC                1,381           1,896
-------------------------------------------------------
ELECTRIC UTILITIES - 5.28%
National Grid Group PLC             284           2,019
Scottish Power PLC                  241           1,297
-------------------------------------------------------
                                                  3,316
-------------------------------------------------------
FOOD & DRUG RETAILING - 2.07%
Boots Company PLC                   131           1,300
-------------------------------------------------------
MEDIA - 7.44%
British Sky Broadcasting Group PLC #268           2,571
Carlton Communications PLC          655           2,098
-------------------------------------------------------
                                                  4,669
-------------------------------------------------------
MINING - 2.76%
Anglo American PLC                  104           1,731
-------------------------------------------------------
OIL & GAS - 2.65%
BP PLC                              198           1,664
-------------------------------------------------------
PHARMACEUTICALS - 3.14%
GlaxoSmithKline PLC                  91           1,968
-------------------------------------------------------
RETAILERS - 2.31%
Marks & Spencer Group PLC           255           1,450
-------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 1.35%
MM02 PLC #                        1,326             849
-------------------------------------------------------
TOTAL UNITED KINGDOM                             32,729
-------------------------------------------------------
TOTAL COMMON STOCKS
(cost $73,665)                                   73,334
-------------------------------------------------------
                                         VALUE (NOTE 1)
RIGHTS - 0.06%                   SHARES             US$
-------------------------------------------------------
FRANCE - 0.06%
BUILDING MATERIALS - 0.06%
Lafarge SA #                         18              35
-------------------------------------------------------
TOTAL FRANCE                                         35
-------------------------------------------------------
TOTAL RIGHTS
(cost $33)                                           35
-------------------------------------------------------
TOTAL INVESTMENTS - 116.91%
(COST $73,698)                                   73,369
LIABILITIES IN EXCESS
OF OTHER ASSETS (16.91%)                        (10,612)
-------------------------------------------------------
TOTAL NET ASSETS 100.00%                         62,757
-------------------------------------------------------

# Non-income producing security.

STATEMENT OF ASSETS AND LIABILITIES

SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                      US$
---------------------------------------------------------
ASSETS:
Investments, at value*                             73,369
Foreign currency**                                  3,470
Receivable for investments sold                       790
Dividends and interest receivable                     361
Recoverable foreign taxes                              83
---------------------------------------------------------
Total assets                                       78,073
---------------------------------------------------------
LIABILITIES:
Payable for investment advisory fees                   29
Due to custodian                                    2,194
Accrued expenses and other liabilities             13,093
---------------------------------------------------------
Total liabilities                                  15,316
---------------------------------------------------------
NET ASSETS                                         62,757
---------------------------------------------------------
* Cost of Investments                              73,698
---------------------------------------------------------
** Cost of Foreign Currency                         3,202
---------------------------------------------------------


                     SEE NOTES TO THE FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)


                                                                                    US$
---------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                                                     176
Dividend income*                                                                  1,123
---------------------------------------------------------------------------------------
Total income                                                                      1,299
---------------------------------------------------------------------------------------
EXPENSES:
Accounting and custody fees                                                      30,868
Administration fees                                                              29,378
Trustees' fees and expenses                                                       9,268
Audit fees                                                                        5,484
Investment advisory fee                                                             222
Other expenses                                                                    2,361
---------------------------------------------------------------------------------------
Total expenses                                                                   77,581
---------------------------------------------------------------------------------------
Less expense waiver and/or reimbursement                                        (76,950)
---------------------------------------------------------------------------------------
Net expenses                                                                        631
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                               668
---------------------------------------------------------------------------------------
REALIZED/UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain/loss on:
Investment security transactions                                                 (3,528)
Foreign currency transactions and forward foreign currency exchange contracts       158
---------------------------------------------------------------------------------------
                                                                                 (3,370)
---------------------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation) on:
Investment securities                                                            (2,109)
Foreign currency transactions and forward foreign currency exchange contracts       297
---------------------------------------------------------------------------------------
                                                                                 (1,812)
---------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                          (5,182)
---------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                             (4,514)
---------------------------------------------------------------------------------------
* Net of foreign taxes withheld                                                     158
---------------------------------------------------------------------------------------

                     SEE NOTES TO THE FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           PERIOD FROM
                                                                      SIX MONTHS     FEBRUARY 12, 2001
                                                                           ENDED      (COMMENCEMENT OF
                                                                   JUNE 30, 2002   OPERATIONS) THROUGH
                                                                     (UNAUDITED)     DECEMBER 31, 2001
                                                                             US$                   US$
------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                        668                 1,384
Net realized loss                                                         (3,370)              (18,001)
Net change in unrealized appreciation/(depreciation)                      (1,812)                1,777
------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                      (4,514)              (14,840)
------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
Contributions                                                             53,379               186,969
Withdrawals                                                             (118,534)              (39,703)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital transactions          (65,155)              147,266
------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  (69,669)              132,426
------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                      132,426                     -
------------------------------------------------------------------------------------------------------
End of period                                                             62,757               132,426
------------------------------------------------------------------------------------------------------

                      SEE NOTES TO THE FINANCIAL STATEMENTS

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

     A.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          TT Europe Portfolio (the "Portfolio") is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). The Portfolio Trust is registered under the Investment Company Act of 1940, as an open-end management investment company. The Portfolio Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated as of May 26, 2000. The Portfolio commenced operations on February 12, 2001. The TT Europe Mutual Fund held 100.0% of the Portfolio as of June 30, 2002.

          The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          1.   SECURITY VALUATION

               The equity securities of the Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies approved by the Portfolio Board of Trustees.

          2.   SECURITY TRANSACTIONS AND INCOME RECOGNITION

               Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Premium and discount on securities purchased are amortized as a component of interest income using a constant yield to maturity method.

          3.   FEDERAL INCOME TAXES

               For the six months ended June 30, 2002, TT Europe Mutual Fund (the "Fund") was the sole investor in the Portfolio; therefore, the Portfolio and the Fund are treated as a single entity for U.S. tax purposes. The Fund intends to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the U.S. Internal Revenue Code of 1986, as amended, and to distribute annually all of its income and any gains (taking into account capital loss carryforwards) sufficient to relieve it from federal income and excise taxes. The Portfolio therefore believes that it will not be subject to any U.S. federal income tax on its income and net realized capital gains (if any). Accordingly, no provision for federal taxes was required at June 30, 2002.

               It is intended that the Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Portfolio.

          4.   FOREIGN SECURITIES

               Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

               Since foreign securities often trade in currencies other than U.S. dollars, changes in currency exchange rates will affect the Portfolio's net assets, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar exchange rate relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of government controls on currency exchanges or government intervention in currency markets. Controls or intervention could limit or prevent the Portfolio from realizing value in U.S. dollars from its investment in foreign securities.

          5.   FOREIGN CURRENCY TRANSLATION

               For financial reporting purposes, the Portfolio does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for financial reporting and federal income tax purposes the Portfolio does isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

               As of June 30, 2002, the Portfolio had no open forward foreign currency exchange contracts outstanding.

          6.   FUTURES CONTRACTS

               The Portfolio may purchase long futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Portfolio is required to segregate cash or liquid securities in connection with all futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

               As of June 30, 2002, there were no open long futures contracts outstanding.

          7.   OPTIONS CONTRACTS

               A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

               Purchases of put and call options are recorded as investments, the values of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

               The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

               The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

               As of June 30, 2002, there were no open options contracts outstanding

     B.   INVESTMENT ADVISORY AGREEMENT

          Pursuant to a Management Agreement with the Portfolio Trust, TT International Investment Management ("TTI") provides investment guidance and policy direction in connection with the management of the Portfolio's assets. For its advisory services, the Portfolio Trust shall pay monthly to TTI from the assets of the Portfolio a management fee at an annual rate equal to 0.50% of the Portfolio's average daily net assets.

     C.   SECURITY TRANSACTIONS

          Purchases and sales of investments, exclusive of short-term securities, for the Portfolio for the period ended June 30, 2002, were as follows:

          COST OF PURCHASES                                 PROCEEDS FROM SALES
          US$                                                               US$
          ---------------------------------------------------------------------
          72,151                                                         72,386

          At June 30, 2002 the Portfolio's aggregate unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

                          UNREALIZED          UNREALIZED        NET UNREALIZED
          TAX COST      APPRECIATION        DEPRECIATION          DEPRECIATION
          US$                    US$                 US$                   US$
          --------------------------------------------------------------------
          73,698               4,708              (5,037)                 (329)


     D.   FINANCIAL HIGHLIGHTS

          The ratios of expenses and net investment income to average net assets and portfolio turnover rates (excluding short-term securities) for the Portfolio are as follows:

                                                      SIX MONTHS
                                                           ENDED                    FOR THE
                                                   JUNE 30, 2002               PERIOD ENDED
                                                     (UNAUDITED)          DECEMBER 31, 2001*
          ----------------------------------------------------------------------------------
          Ratio of expenses                                1.43%+                     1.36%+
          Ratio of gross expenses                        175.72%+                   190.42%+
          Ratio of net investment income                   1.51%+                     1.60%+
          Portfolio Turnover                                149%                       227%
          Total Return                                    (5.23)%^                  (14.65)%^

     * For the period February 12, 2001 (commencement of operations) through December 31, 2001.

     +    Annualized.

     ^    Not annualized.

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